Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications Officer

CNL Financial Group

(407) 650-1223

CNL LIFESTYLE PROPERTIES INTENDS TO ACQUIRE FOUR

SENIOR LIVING PROPERTIES FOR $80 MILLION

— Current manager to continue day-to-day community operations —

(ORLANDO, Fla.) Feb. 29, 2012 — CNL Lifestyle Properties, Inc., a real estate investment trust (REIT), announced its plan to acquire four assisted living communities from Solomon Holdings III Dogwood Four, LLC (“Solomon”) for $80 million exclusive of closing costs. The transaction is not expected to close until May 2012 and is still subject to due diligence completion and other factors.

Upon completion of the transaction, CNL Lifestyle Properties will acquire four senior housing communities in the Atlanta area, including Dogwood Forest of Alpharetta in Alpharetta, Ga., Dogwood Forest of Eagles Landing in Stockbridge, Ga., Dogwood Forest of Fayetteville in Fayetteville, Ga., and Dogwood Forest of Gainesville in Gainesville, Ga. Two of the properties, Dogwood Forest of Alpharetta and Dogwood Forest of Gainesville, have undergone recent expansions. The communities will continue to be operated by Solomon’s affiliated management company, Trinity Lifestyles Management, under an agreement with CNL Lifestyle Properties.

“We believe this acquisition will further diversify and enhance CNL Lifestyle Properties’ portfolio of senior living communities,” said Joe Johnson, senior vice president and chief financial officer of CNL Lifestyle Properties. “Dogwood Forest has a history of providing services and programs that create living environments clinically proven to produce positive outcomes for their residents. Trinity Lifestyles’ goals for the properties align with our desire to expand our presence in the assisted living asset class.”

Founded in 2005, Dogwood Forest embraces clinical research and data to ensure that an ideal living environment fostering healing, hope, independence and security is preserved among assisted living residents. The communities specialize in memory care, adult day services, post-operative care and short-term care.

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“At Dogwood Forest, we focus on inspiring the mind, body and spirit through life enrichment activities and proven wellness programs,” said Alfred S. Holbrook III, chairman of Solomon. “We have learned that creating a better living environment leads to a better life, and we are confident that CNL Lifestyle Properties will further this mission.”

About CNL Lifestyle Properties

CNL Lifestyle Properties, Inc. is a real estate investment trust that owns a portfolio of 170 properties in the United States and Canada in the lifestyle sectors. Headquartered in Orlando, Fla., CNL Lifestyle Properties specializes in the acquisition of ski and mountain lifestyle, attractions, golf, marinas, senior living and additional lifestyle properties. For more information, visit www.CNLLifestyleREIT.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida.

Forward-Looking Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Lifestyle Properties (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2010, and other documents filed from time to time with the U.S. Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by

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tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

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